SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Under Rule 14a-12

                                 ACP Funds Trust
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                                 ACP FUNDS TRUST

                    ACP ADVISER SERIES CONTINUUM RETURN FUND
                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                       ACP ADVANTAGE CONTINUUM RETURN FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

Dear Shareholder:

A Special Meeting of Shareholders (the "Meeting") of the ACP Adviser Series Continuum Return Fund, ACP Adviser Series Strategic Opportunities Fund, ACP Advantage Continuum Return Fund, and ACP Advantage Strategic Opportunities Fund (each a "Fund" and collectively, the "Funds") of ACP Funds Trust (the "Trust") has been scheduled for Friday, March 26, 2004, at 4:30 p.m. Eastern Time. If you are a shareholder of record as of the close of business on Wednesday, March 10, 2004, you are entitled to vote at the Meeting and any adjournment of the Meeting.

While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote over the internet or by telephone by following the enclosed instructions to utilize those methods of voting.

The attached proxy statement is designed to give you information relating to the proposals on which you are asked to vote. The proposals described in the proxy statement relate to the following matters:

         1. To elect three (3) existing trustees and one (1) new trustee to the Board of Trustees of the Trust (the "Board of Trustees") to hold office until their successor(s) are elected or until their resignation or removal.

         2. To act on any other business properly brought before the meeting.

The Board of Trustees unanimously recommend that shareholders vote "For" each proposal. We encourage you to support the Trustees' recommendations. Your vote is important to us. Please do not hesitate to call 1-800-790-3941 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Fund(s).


                                    Sincerely,


                                    Thomas R. Trala
                                    President
March 12, 2004

                                IMPORTANT NOTICE

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on at the Meeting.


                              QUESTIONS AND ANSWERS


Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Trust is seeking to enlarge its Board of Trustees (the "Board") from three members to four through the election of one new trustee (the "New Trustee") to the Board. The Board believes that the addition of a fourth trustee will promote efficiency in the governance of the Trust. The New Trustee is not an "interested person" (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")) of the Trust, and accordingly the New Trustee would be considered an "Independent Trustee" of the Trust. Two of the three existing trustees (the "Existing Trustees") are also considered Independent Trustees of the Trust. Accordingly, if Shareholders approve all of the proposed trustees, the Independent Trustees would constitute seventy-five percent of the Board.

Q.   WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF THE PROPOSED TRUSTEES?

A. Appointments to the Board generally are made by existing Trustees. However, the 1940 Act requires that if less than a majority of trustees holding office have been elected by the Trust's Shareholders, the trustees in office shall call a Shareholders' meeting for the election of trustees. In addition, the 1940 Act provides that trustees may not fill vacancies unless thereafter at least two-thirds of the trustees have been elected by Shareholders. Because only two of the three Existing Trustees have been elected by Shareholders, the Trustees may not appoint another Trustee.

Q.   HOW DO THE CURRENT TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommend that you vote "FOR" this proposal. Please see "Recommendations of the Board" for a discussion of the advantages of enlarging the Board.

Q.   HOW WILL THIS AFFECT MY ACCOUNT?

A. Each Portfolio will continue to be managed in accordance with the Trust's registration statement as filed with the Securities and Exchange Commission and as amended from time to time.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all Shareholders to participate in the governance of their Trust. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-790-3941 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

Q.   WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize this method of voting.

                    ACP STRATEGIC OPPORTUNITIES FUND II, LLC

                    ACP ADVISER SERIES CONTINUUM RETURN FUND
                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                       ACP ADVANTAGE CONTINUUM RETURN FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 MARCH 26, 2004



Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the ACP Adviser Series Continuum Return Fund, ACP Adviser Series Strategic Opportunities Fund, ACP Advantage Continuum Return Fund, and ACP Advantage Strategic Opportunities Fund (each a "Fund," and collectively the "Funds") of the ACP Funds Trust (the "Trust") will be held at the offices of Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on Friday, March 26, 2004 at 4:30 p.m. Eastern Time.

         At the Meeting, shareholders will be asked to consider and act on the following proposals:

         1. To elect three (3) existing trustees and one (1) new trustee to the Board of Trustees to hold office until their successor(s) are elected or until their resignation or removal.

         2. To act on any other business properly brought before the meeting.

         All shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

         Shareholders of record at the close of business on Wednesday, March 10, 2004 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.


                                            By Order of the Board of Trustees



                                            Thomas R. Trala
                                            President


March 12, 2004

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 PROXY STATEMENT

                                 ACP FUNDS TRUST

                         1205 Westlakes Drive, Suite 100
                                Berwyn, PA 19312

                                 PROXY STATEMENT
                     SPECIAL MEETING OF SHAREHOLDERS OF THE

                    ACP ADVISER SERIES CONTINUUM RETURN FUND
                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                       ACP ADVANTAGE CONTINUUM RETURN FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

                      TO BE HELD ON FRIDAY, MARCH 26, 2004

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of ACP Funds Trust (the "Trust") for use at the Special Meeting of Shareholders to be held Friday, March 26, 2004 at 4:30 p.m. Eastern Time at the offices of Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the ACP Adviser Series Continuum Return Fund, ACP Adviser Series Strategic Opportunities Fund, ACP Advantage Continuum Return Fund, and ACP Advantage Strategic Opportunities Fund (each a "Fund," and collectively the "Funds") of record at the close of business on Wednesday, March 10, 2004 ("Shareholders") are entitled to vote at the Meeting.

As of March 10, 2004, the Portfolios had the following units of beneficial interest ("shares") issued and outstanding:

Portfolio                                                  Shares Outstanding
---------                                                  ------------------
ACP Adviser Series Continuum Return Fund                            0
ACP Adviser Series Strategic Opportunities Fund                 2,500
ACP Advantage Continuum Return Fund                            14,323
ACP Advantage Strategic Opportunities Fund                      7,522

         Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Forty percent (40%) of the Trust's shares entitled to vote on the proposal constitutes a quorum. If a quorum is present, a plurality of the shares voted shall elect a trustee.

         In addition to the solicitation of proxies by mail, the Board and officers of the Trust and officers and employees of Turner, the shareholder servicing agent for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Trust will pay the costs of the Shareholders' Meeting and proxy materials. The proxy card and this Proxy Statement are being mailed to Shareholders on or about March 12, 2004.

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by an officer of the Trust at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

         The Trust is organized as a Delaware statutory trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Trust to consider and vote the following proposal (the "Proposal"):

         1. To elect Robert E. Turner, John Connors, John van Roden (the "Existing Trustees"), and Robert P. Andres (the "New Trustee," and together with the Existing Trustees, the "Proposed Trustees") to the Board to hold office until their resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as Shareholder approval is obtained.

PROPOSAL 1.       ELECTION OF PROPOSED TRUSTEES TO THE BOARD OF TRUSTEES

It is proposed that the Proposed Trustees be elected at the Meeting to serve as trustees of the Trust. Mr. Turner is considered an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Turner is the Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), and owns a majority interest in Turner. Turner owns a majority interest in Ascendant Capital Partners, LLC ("ACP"), the investment manager of the Trust. Messrs. Connors, van Roden and Andres are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, and accordingly each of these Proposed Trustees is considered an "independent trustee" (an "Independent Trustee") of the Trust. Together, these four individuals will comprise the entire Board of the Trust and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The names and ages of the Proposed Trustees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Proposed Trustee will serve as an officer of the Trust. Each of the Proposed Trustees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxies, unless otherwise directed therein, to vote at the Meeting for the election of the Proposed Trustees. If any Proposed Trustee is unable or unavailable to serve, the persons named as proxies will vote for such other person(s) as the Board may recommend.

The nomination of these persons to serve as members of the Board is intended to promote efficiency in the governance of the Trust. In addition, the Securities and Exchange Commission (the "SEC") recently proposed amendments to a number of exemptive rules under the 1940 Act that would, if adopted, require any investment company that relies on these exemptive rules, including the Trust, to have a board of trustees whose independent trustees constitute at least seventy-five percent of the board. If Shareholders approve all of the Proposed Trustees, the Independent Trustees would constitute seventy-five percent of the Board.

Each of the Existing Trustees currently serves on the Board. The New Trustee has significant experience with and understands the general operations of registered investment companies. The Existing Trustees are familiar with the experience of the New Trustee in overseeing investment company portfolios, and wish to bring that same level of expertise to the Trust. Accordingly, the Existing Trustees agreed, by a Written Consent of Trustees dated March 9, 2004, to expand the size of the Board to four trustees, and unanimously approved the nomination of the New Trustee.

INFORMATION ABOUT THE BOARD

The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Board exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a Delaware corporation. Members of the Board are not required to contribute to the capital of the Trust or hold shares of the Trust.

A majority of the Board of Trustees are not "interested persons" (as defined in the 1940 Act) of the and perform the same functions for the Trust as are customarily exercised by the non-interested trustees of a registered investment company organized as a corporation.

The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. The Trustees will assist Shareholders on the question of the removal of Trustees in the manner required by Section 16(c) of the 1940 Act. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment the Shareholders would have elected at least two-thirds of the Trustees then serving. The Trustees may call a meeting of Shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving.

The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") provides that a Trustee's responsibilities shall terminate if the Trustee (i) dies; (ii) is adjudicated incompetent; (iii) voluntarily withdraws as a Trustee (upon not less than 90 days' prior written notice to the other Trustees); (iv) is removed; (v) is certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) is declared bankrupt by a court with appropriate jurisdiction or files a petition commencing a voluntary case under any bankruptcy law or makes an assignment for the benefit of creditors; (vii) has a receiver appointed to administer his property or affairs; or (viii) otherwise ceases to be a Trustee of the Trust under law. A Trustee may be removed either by (a) the vote or written consent of at least two-thirds of the Trustees not subject to the removal vote or (b) the vote or written consent of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders.

The Declaration of Trust provides that a Trustee shall not be liable to the Trust or to any of its Shareholders for any loss or damage caused by any act or omission in the performance of his or her services under the Declaration of Trust, unless it is determined that such loss is due to an act or omission of the Trustee constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office. Trustees are also entitled to be indemnified to the fullest extent permitted by law against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitration, administrative or legislative body, in which the Trustee may be or may have been involved as a party or otherwise, or with which the Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee of the Trust or the past or present performance of services to the Trust by the Trustee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by the Trustee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Trustee's office. The rights of indemnification and exculpation provided under the Declaration of Trust do not provide for indemnification under Federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

The following is a list of the Proposed Trustees of the Trust. During the most recent fiscal year, the Board met three times. Each Existing Trustee attended all of the meetings of the Board of Trustees, and each member of the Trust's Audit Committee (as discussed below) attended all of the meetings of the Audit Committee.

-------------------------- ---------------- ----------------- ------------------------------- -----------------------
                                            Term of Office                                    Other Directorships /
                           Position(s)      and Length of     Principal Occupation(s)         Trusteeships  Held by
Name and Age               Held with Trust  Time Served       During Past 5 Years             Trustee
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
Robert E. Turner, 48       Interested       N/A; Since        Chairman and Chief Investment   Trustee of the Turner
                           Trustee          Trust's           Officer of Turner since 1990.   Funds, Westlakes
                                            inception                                         Institutional
                                                                                              Portfolios, and
                                                                                              Director of the ACP
                                                                                              Strategic
                                                                                              Opportunities Fund
                                                                                              II, LLC and ACP
                                                                                              Continuum Return Fund
                                                                                              II, LLC
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
John Connors, 61           Independent      N/A; Since        Portfolio Manager, Guyasuta     Director of the ACP
                           Trustee          Trust's           Investment Advisors;            Strategic
                                            inception         previously Portfolio Manager,   Opportunities Fund
                                                              Delaware Investments.           II, LLC and ACP
                                                                                              Continuum Return Fund
                                                                                              II, LLC
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
John van Roden, 55         Independent      N/A; Since 2003   Senior Vice President and       Director of the ACP
                           Trustee                            Chief Financial Officer,        Strategic
                                                              Glatfelter (a producer of       Opportunities Fund
                                                              specialty paper); previously,   II, LLC and ACP
                                                              Senior Vice President and       Continuum Return Fund
                                                              Chief Financial Officer,        II, LLC
                                                              Conectiv (a public energy
                                                              company).
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
-------------------------- ---------------- ----------------- ------------------------------- -----------------------
Robert P. Andres, 65       Proposed         N/A; N/A          President and Chairman of the   Nominated to serve as
                           Independent                        Investment Committee, Andres    Director of the ACP
                           Trustee                            Capital Management;             Strategic
                                                              previously, Chief Investment    Opportunities Fund
                                                              Officer, Site
                                                              Swarthmore II, LLC
                                                              and ACP Group;
                                                              Co-Founder and
                                                              Chief Continuum
                                                              Return Fund
                                                              Operating Officer,
                                                              Martindale II, LLC
                                                              Andres, Co.
-------------------------- ---------------- ----------------- ------------------------------- -----------------------

The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of Mr. Connors and Mr. van Roden, the current Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The Audit Committee did not meet during the last fiscal year.

FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of Mr. Connors and Mr. van Roden, the current Independent Trustees of the Trust, and various officers and representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee did not meet during the last fiscal year.

NOMINATION OF TRUSTEES. The Board is generally responsible for the nomination of persons for election to the Board, with the selection and nomination of the Trustees who are not "interested persons" of the Trust committed to the discretion of the Independent Trustees. The Trust does not currently have a standing nominating committee or committee performing similar functions. The Board does not believe that is necessary to have a separate nominating committee at this time, given the small size of the Trust, the small size of the Board, and the fact that the majority of the members of the Board are Independent Trustees. The Board will, however, consider establishing a nominating committee in the future. If the Board establishes a nominating committee, it would determine whether to, among other things, prepare a written charter for the committee, identify the process to be followed by the committee in identifying and evaluating nominees (including those recommended by Shareholders), specify minimum qualifications for any committee-recommended nominees, and establish a process for Shareholders to send communications to the Board.

As of the fiscal year ended December 31, 2003, neither the Existing Independent Trustees nor the New Trustee owned any securities of the Trust. The following table sets forth the compensation paid to the current Independent Trustees by the Trust during the last fiscal year.

-------------------------------- --------------------- ---------------------- ------------------------ ---------------
                                      Aggregate                                Total Compensation
                                   Compensation from        Pension or         from Fund Complex Paid     Estimated
                                  the Trust for the       Retirement Benefits   to Trustees for the        Annual
                                  Fiscal Year Ended       Accrued as Part of   Fiscal Year Ended        Benefits Upon
Name and Position with Trust      December 31, 2003        Trust Expenses        December 31, 2003       Retirement
-------------------------------- --------------------- ---------------------- ------------------------ ---------------
-------------------------------- --------------------- ---------------------- ------------------------ ---------------
John Connors, Independent               $4,500                  N/A                   $13,500               N/A
Trustee
-------------------------------- --------------------- ---------------------- ------------------------ ---------------
-------------------------------- --------------------- ---------------------- ------------------------ ---------------
John van Roden, Independent             $3,000                  N/A                   $9,000                N/A
Trustee
-------------------------------- --------------------- ---------------------- ------------------------ ---------------

The Independent Trustees are each paid a retainer fee by the Trust of $1,000 per quarter and per meeting fees of $500. The Interested Trustees receive no annual or other fees from the Trust. All Trustees are reimbursed by the Trust for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trust.

RECOMMENDATION OF THE BOARD
In their deliberations, the Board considered various matters related to the management and long-term welfare of the Trust. The Board considered, among other factors, the benefits that an experienced group of Board members who understand the operations of the Trust and are exposed to the wide variety of issues that arise from overseeing different types of portfolios would bring to the Board. The Board gave considerable weight to their expectation that the Trust will benefit from the diversity and experience of the Proposed Trustees that would be included in the expanded Board. In addition, the Board noted that the SEC recently proposed amendments to certain exemptive rules under the 1940 Act that would, if adopted, require at least 75% of the Board members to be Independent Trustees.

Therefore, after careful consideration, the Board, including the Independent Trustees of the Board, recommends that the Shareholders of the Trust vote "FOR" the election of the Proposed Trustees as set forth in this Proposal.

If the Proposed Trustees are elected by the Shareholders, each Proposed Trustee will serve, effective the date of the Meeting, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Proposed Trustees are not elected, the Board will consider what action is appropriate based upon the interests of the Shareholders.

         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

         Trustees and Officers. Information about the Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust is set forth below:

Name                            Position with the Trust
----                            -----------------------
Robert E. Turner                Interested Trustee, Chairman of the Board
John Connors                    Independent Trustee, Audit Committee Member
John van Roden                  Independent Trustee, Audit Committee Member
Thomas R. Trala                 President, Treasurer and Chief Financial Officer
Gary Shugrue                    Vice President and Chief Investment Officer
Brian F. McNally                Vice President and Secretary
Brian M. Ferko                  Vice President & Assistant Secretary

                  INVESTMENT MANAGER. Ascendant Capital Partners, LLC (the "Investment Manager"), a Delaware limited liability company, serves as investment manager to the Trust. The Investment Manager is responsible for formulating a continuing investment program for the Trust. The Investment Manager is a majority-owned subsidiary of Turner. Turner and its affiliates provide a wide range of investment advisory services to individual and institutional clients, including investment companies registered under the 1940 Act. The principal business address of the Investment Manager is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

                  PLACEMENT AGENT. Turner Investment Distributors, Inc. (the "Distributor"), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as the placement agent of the Trust's shares pursuant to a placement agent agreement between the Trust and the Distributor. The Distributor is currently a wholly-owned subsidiary of Turner. On or around March 15, 2004, Turner intends to sell the Distributor to Constellation Investment Management Co., Inc., an SEC-registered investment adviser, and thereafter the Distributor will be renamed "Constellation Investment Distributors Company, Inc." ("CIDCO"). CIDCO will be located at 1205 Westlakes Drive, Suite 150, Berwyn, PA, 19312. The Board expects to review and approve a new placement agent agreement between the Trust, on behalf of each Fund, and CIDCO at its next regularly scheduled meeting.

                  ADMINISTRATOR. PFPC, Inc. ("PFPC"), a Delaware corporation, serves as the administrator for the Trust. PFPC provides general management related services, including those relating to valuation of the Trust's assets. PFPC is located at 400 Bellevue Parkway, Wilmington, Delaware 19808.

                  5% SHAREHOLDERS. As of March 10, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of the shares of a Fund.

--------------------------------- ------------------------------------------- --------------------- ----------------
                                               Name and Address                                      Percentage of
              Fund                           of Beneficial Owner                Number of Shares     Fund's Shares
--------------------------------- ------------------------------------------- --------------------- ----------------
--------------------------------- ------------------------------------------- --------------------- ----------------
ACP Advantage Continuum Return    Richard A. Herter, Jr.                             2,500               17.5%
Fund                              590 Pelham Rd.
                                  Atlanta, GA 30324
--------------------------------- ------------------------------------------- --------------------- ----------------
--------------------------------- ------------------------------------------- --------------------- ----------------
ACP Advantage Continuum Return    Jonathan W. Been                                   11,823              82.5%
Fund                              3220 W. Paces Park Dr. NW
                                  Atlanta, GA 30327
--------------------------------- ------------------------------------------- --------------------- ----------------
--------------------------------- ------------------------------------------- --------------------- ----------------
ACP Advantage Strategic           Charles Walsh                                      4,970               66.1%
Opportunities Fund                12 Southgate Ave.
                                  Annapolis, MD 21401
--------------------------------- ------------------------------------------- --------------------- ----------------
--------------------------------- ------------------------------------------- --------------------- ----------------
ACP Advantage Strategic           Jim W. & Cynthia J. McCloud                        2,552               33.9%
Opportunities Fund                2516 NW Birkendene Street
                                  Portland, OR 97229
--------------------------------- ------------------------------------------- --------------------- ----------------
--------------------------------- ------------------------------------------- --------------------- ----------------
ACP Adviser Series Strategic      Michael Walder, IRA                                2,500               100%
Opportunities Fund                5 Harrow Gate Drive
                                  Cherry Hill, NJ 08003
--------------------------------- ------------------------------------------- --------------------- ----------------


         ADJOURNMENT. In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. The Trust will bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment any proxies that they are entitled to vote in favor of the proposal.

         INFORMATION ABOUT THE INDEPENDENT AUDITOR.

         SELECTION OF INDEPENDENT AUDITORS. The Audit Committee and the Board are expected to consider the selection of Ernst & Young ("E&Y") as the independent auditors for the Trust for the current fiscal year at their March 2004 meeting. Representatives of E&Y are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

         AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $0 for 2002 and $36,000 for 2003.

         AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Trust's financial statements and are not included under "Audit Fees" are $0 for 2002 and $0 for 2003.

         TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice, and tax planning are $0 for 2002 and $0 for 2003.

         ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported above, are $0 for 2002 and 0 for 2003.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by E&Y that require pre-approval must be directly pre-approved by the Audit Committee.

         ADDITIONAL INFORMATION. The aggregate non-audit fees billed by E&Y for services rendered to the Trust, and rendered to the Trust's investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Trust for each of the last two fiscal years of the registrant was $5,000 for 2002 and $115,912 for 2003. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust's investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining E&Y's independence.

         SHAREHOLDER PROPOSALS. The Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

         OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

         ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS. The Trust's last audited financial statements and annual report, for the fiscal year ended December 31, 2002, and the semi-annual report dated June 30, 2003, are available free of charge. To obtain a copy, please call the Trust toll free at 1-800-790-3941, or send a written request to the Trust c/o Turner Investment Distributors, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                 ACP FUNDS TRUST

                    ACP ADVISER SERIES CONTINUUM RETURN FUND
                 ACP ADVISER SERIES STRATEGIC OPPORTUNITIES FUND
                       ACP ADVANTAGE CONTINUUM RETURN FUND
                   ACP ADVANTAGE STRATEGIC OPPORTUNITIES FUND

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON


                                 MARCH 26, 2004

The undersigned, hereby appoints Brian M. Ferko as proxy, with full power of substitution, to vote at the Special Meeting of Shareholders of the ACP Adviser Series Continuum Return Fund, ACP Adviser Series Strategic Opportunities Fund, ACP Advantage Continuum Return Fund, and ACP Advantage Strategic Opportunities Fund (each a "Fund," and collectively the "Funds") of the ACP Funds Trust (the "Trust"), to be held at the offices of Turner Investment Partners, Inc., the Trust's administrator, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 on Friday, March 26, 2004, at 4:30 p.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the "Meeting") all shares of beneficial interest of the Funds that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:


Proposal.         To elect Robert Turner, John Connors, John van Roden and
                  Robert Andres as trustees to the Board of Trustees to hold office until their successor(s) are elected or until their resignation or removal.

                  ____For All

                  ____Against All

                  ____For All Except:  _______________________________


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 2004
      -----------------
                                               --------------------------------
                                               Signature of Shareholder

                                               --------------------------------
                                               Signature (Joint owners)


                                               --------------------------------
                                               printed name of Shareholder(s)



PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.